UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
             Exchange Act of 1934 Date of Report: September 29, 2020

                       PURE HARVEST CORPORATE GROUP, INC.
                     ---------------------------------------
                     (Name of registrant as specified in its
                                    charter)

      Colorado                  333-212055                  71-0952431
   --------------             -------------                ------------
State of Incorporation  Commission File Number    IRS Employer Identification
                                                              No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                          -----------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                          Name of each
    Title of each class      Trading Symbol(s)     exchange on which registered
   -------------------      -----------------    ------------------------------

            None                      N/A                            N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 2.01   Completion of Acquisition of Disposition of Assets.

     On September 29, 2020 the Company acquired all of the assets of Solar Cultivation Technologies, Inc. for 1,200,792 shares of the Company's common stock. SCT provides commercial cannabis cultivators with solar, battery storage, and high-efficiency lighting. SCT is in the development stage and as of the date of this report had generated only limited revenue.

Item 3.01   Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with the issuance of the securities described in Item 2.01 of this report. SCT was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the shares to SCT. SCT acquired the shares for its own account. The certificate representing the shares issued to SCT will bear a restricted legend providing that the shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of the shares to SCT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 October 8, 2020

                                      PURE HARVEST CORPORATE GROUP, INC.


                                      By:/s/ Matthew Gregarek
                                      ------------------------
                                       Matthew Gregarek,
                                       Chief Executive Officer